UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

DISC MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101, Watertown, MA 02472	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 31, 2023, Disc Medicine, Inc. (the “Company”) announced its financial results for the quarter and fiscal year ended December 31, 2022 and provided a corporate update. A copy of the press release in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.08 Shareholder Director Nominations.

On March 31, 2023, the Company announced that its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) is scheduled to be held at 9:00 a.m. Eastern Time on Friday, June 9, 2023. The record date for the 2023 Annual Meeting will be April 14, 2023. Only stockholders of record as of the close of business on the record date will be entitled to vote at the 2023 Annual Meeting, or any adjournment or postponement thereof. The 2023 Annual Meeting will be a virtual meeting, conducted as a live webcast.

Pursuant to the provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”), for any stockholder to propose business (other than pursuant to and in compliance with Exchange Act Rule 14a-8) or make a nomination before the 2023 Annual Meeting, the stockholder must have given timely notice in writing to the secretary of the Company and any such nomination or proposed business must constitute a proper matter for stockholder action. Under our Bylaws, because no annual meeting was held last year, any stockholder notice for purposes of the 2023 Annual Meeting must be received by the secretary of the Company not later than the close of business on the tenth (10th) day following the filing of this Current Report on Form 8-K, which is April 10, 2023.

Pursuant to Rule 14a-8, for a stockholder to submit a proposal for inclusion in our proxy materials for the 2023 Annual Meeting, the stockholder must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of such proposal, and must deliver the proposal and all required documentation to us a reasonable time before we begin to print and send our proxy materials for the meeting. For the 2023 Annual Meeting, we have determined such deadline to be April 10, 2023.

Further details regarding the 2023 Annual Meeting will be provided at a later date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 2.02 of this Current Report on Form 8-K shall be deemed to be furnished and not filed:

Exhibit No.	Description

99.1	Press Release issued by Disc Medicine, Inc. on March 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: March 31, 2023	By:	/s/ John Quisel
	Name:	John Quisel, J.D. Ph.D.
	Title:	Chief Executive Officer